UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2017

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(424) 230-7001

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Public Accountant

(a)	Dismissal of Anton & Chia, LLP (“Anton & Chia”)

On October 29, 2017 (the “Dismissal Date”), the Board of Directors of the Company determined to dismiss Anton Chia as its independent registered public accounting firm.

Anton Chia has not prepared any reports on the audited financial statements of the Company.

During the period commencing with the engagement of Anton Chia on September 5, 2017 and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Anton Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton Chia, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the period commencing with the engagement of Anton Chia on September 5, 2017 and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Anton Chia with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Anton Chia to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.   A copy of such letter will be filed by amendment once it is received.

(b)	Engagement of Fruci & Associates II, PLLC (“Fruci”)

On October 31, 2017 (the “Engagement Date”), the Company’s Board of Directors approved the appointment of Fruci as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Company nor anyone on its behalf consulted Fruci regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
17	Letter regarding change in certifying accountant (to be filed by amendment)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: October 20, 2017	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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